UBS Cash Reserves Fund
                             UBS Liquid Assets Fund
                              51 West 52(nd) Street
                         New York, New York 10019-6114

                           -------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

     UBS Cash Reserves Fund ("Cash Reserves Fund") and UBS Liquid Assets Fund ("Liquid Assets Fund") are diversified series of UBS Money Series ("Trust"), a professionally managed open-end investment company.

     UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, serves as the funds' investment advisor, administrator and principal underwriter.

     Portions of each fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Reports accompany this SAI. You may obtain an additional copy of a fund's Annual Report without charge by calling toll-free 1-800-647 1568.

     This SAI is not a Prospectus and should be read only in conjunction with the current Prospectus of the relevant fund(s), dated August 30, 2002. A copy of a fund's Prospectus may be obtained by calling your investment professional or by calling the fund toll-free at 1-800-647 1568. The Prospectus for each fund contains more complete information about that fund. You should read it carefully before investing.

     This SAI is dated August 30, 2002.

                               TABLE OF CONTENTS

                                                                                         Page
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
   The Funds and Their Investment Policies ..........................................     2
   The Funds' Investments, Related Risks and Limitations ............................     2
   Organization of the Trust; Trustees and Officers; Principal Holders and Management
    Ownership of Securities .........................................................     9
   Investment Advisory, Administration and Principal Underwriting Arrangements ......    19
   Portfolio Transactions ...........................................................    22
   Additional Purchase and Redemption Information; Financial Institutions ...........    23
   Valuation of Shares ..............................................................    23
   Performance Information ..........................................................    24
   Taxes ............................................................................    26
   Other Information ................................................................    26
   Financial Statements .............................................................    27

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                    THE FUNDS AND THEIR INVESTMENT POLICIES

     Each fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of a fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

     Each fund's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The funds invest in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. These instruments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. Each fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

     The funds may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. Each fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

     The funds may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include U.S. government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.

     Each fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The funds may purchase only U.S. dollar denominated obligations of foreign issuers.

     Each fund may invest up to 10% of its net assets in illiquid securities. The funds may purchase securities on a when-issued or delayed delivery basis. Each fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33-1/3% of its total assets. Each fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. Each fund may invest in the securities of other investment companies.


             THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

     The following supplements the information contained in the Prospectuses and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectuses or this SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The funds may invest in these instruments to the extent consistent with their investment objectives.

     Yields and Credit Ratings of Money Market Instruments. The yields on the money market instruments in which each fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opin-


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

ions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     Subsequent to its purchase by a fund, an issue may cease to be rated or its rating may be reduced. If a security in a fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

     U.S. Government Securities. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. These U.S. government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

     U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

     Commercial Paper and Other Short-Term Obligations. Commercial paper includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. A fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ("SEC"). Descriptions of certain types of short-term obligations are provided below.

     Asset-Backed Securities. Each fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Funds' Investments, Related Risks and Limitations--Credit and Liquidity Enhancements."


     Variable and Floating Rate Securities and Demand Instruments. Each fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, a fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund's investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. See "The Funds' Investments, Related Risks and Limitations--Credit and Liquidity Enhancements."


     Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.


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     Auction Rate and Remarketed Preferred Stock. The funds may purchase certain types of auction rate preferred stock ("ARPS") and/or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

     The funds' investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See "The Funds' Investments, Related Risks and Limitations--Investments in Other Investment Companies."

     Variable Amount Master Demand Notes. Each fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between a fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by a fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

     Investing in Foreign Securities. Each fund's investments in U.S. dollar denominated securities of foreign issuers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers. A fund's investments in securities issued by U.S. finance subsidiaries of foreign banks may involve similar risks to the extent that a foreign bank is deemed to support its U.S. finance subsidiary.

     Credit and Liquidity Enhancements. Each fund may invest in securities that have credit or liquidity enhancements or a fund may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit a fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when a fund wishes to do so.

     Illiquid Securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the board. A fund may not be able readily to liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

     Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.


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

     Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

     The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the board.

     UBS Global AM also monitors each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

     Repurchase Agreements. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to a fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.


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

     Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and a fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See also "The Funds' Investments, Related Risks and Limitations--Segregated Accounts."

     Counterparties. Each fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the funds do business.

     When-Issued and Delayed Delivery Securities. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.

     A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. A fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See also "The Funds' Investments, Related Risks and Limitations--Segregated Accounts."

     Investments in Other Investment Companies. Each fund may invest in securities of other money market funds and certain securities of closed-end funds, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. A fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments,
(2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity. See also "The Funds' Investments, Related Risks and Limitations--Auction Rate and Remarketed Preferred Stock."

     Lending of Portfolio Securities. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. A fund will retain authority to terminate any of its loans at any time. A fund may pay fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. A fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.


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     Pursuant to procedures adopted by the board governing each fund's securities lending program, UBS PaineWebber Inc. ("UBS PaineWebberSM*"), another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which UBS PaineWebber has acted as lending agent. UBS PaineWebber and other affiliated broker-dealers have also been approved as borrowers under the funds' securities lending program.

     Segregated Accounts. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Investment Limitations of the Funds

     Fundamental Limitations. The following investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), each fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

     Each fund will not:

     (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

     The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

     (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

     The following interpretations apply to, but are not a part of, this fundamental restriction: (a) domestic banking (including U.S. finance subsidiaries of foreign banks) and foreign banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

     (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33-1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.


     (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or par-

------------
* UBS PaineWebber is a service mark of UBS AG.

ticipations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     The following interpretation applies to, but is not a part of, this fundamental restriction: the funds' investments in master notes and similar instruments will not be considered to be the making of a loan.

     (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

     (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     Non-Fundamental Limitations. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

     Each fund will not:

     (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

   (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

   (5) invest more than 10% of its net assets in illiquid securities.

               ORGANIZATION OF THE TRUST; TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     The Trust was organized on April 29, 1998, as a business trust under the laws of Delaware and currently has five series. The Trust has authority to issue an unlimited number of shares of beneficial interest of existing or future series, par value $0.001 per share.

     The Trust is governed by a board of trustees, which oversees the funds' operations and which is authorized to establish additional series. The tables below show, for each trustee (sometimes referred to as "board member") and executive officer, his or her name, address and age, the position held with the funds, the length of time served as a trustee or officer of the funds, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by such trustee.

INTERESTED TRUSTEES


                                                      Term of
                                Position(s)         Office and
                                 Held with           Length of
Name, Address, and Age             Trust           Time Served+
----------------------------- --------------      --------------
Margo N. Alexander*++; 55         Trustee         Since 1998

E. Garrett Bewkes, Jr.**++;     Trustee and       Since 1998
75                              Chairman of
                               the Board of
                                 Trustees

                                                                            Number of
                                          Principal                       Portfolios in                    Other
                                        Occupation(s)                     Fund Complex                 Directorships
Name, Address, and Age               During Past 5 Years               Overseen by Trustee            Held by Trustee
----------------------------- -------------------------------- ---------------------------------- -----------------------
Margo N. Alexander*++; 55     Mrs. Alexander is an executive   Mrs. Alexander is a director or    None
                              vice president of UBS            trustee of 22 investment
                              PaineWebber (since March         companies (consisting of 43
                              1984). She was chief executive   portfolios) for which UBS
                              officer of UBS Global AM from    Global AM, UBS PaineWebber
                              January 1995 to October 2000,    or one of their affiliates serves
                              a director (from January 1995    as investment advisor, sub-
                              to September 2001) and           advisor or manager.
                              chairman (from March 1999 to
                              September 2001).

E. Garrett Bewkes, Jr.**++;   Mr. Bewkes serves as a           Mr. Bewkes is a director or        Mr. Bewkes is also a
75                            consultant to UBS PaineWebber    trustee of 35 investment           director of Interstate
                              (since May 1999). Prior to       companies (consisting of 56        Bakeries Corporation.
                              November 2000, he was a          portfolios) for which UBS
                              director of Paine Webber Group   Global AM, UBS PaineWebber
                              Inc. ("PW Group," formerly the   or one of their affiliates serves
                              holding company of UBS           as investment advisor, sub-
                              PaineWebber and UBS Global       advisor or manager.
                              AM) and prior to 1996, he was
                              a consultant to PW Group. Prior
                              to 1988, he was chairman of the
                              board, president and chief
                              executive officer of American
                              Bakeries Company.

                             INDEPENDENT TRUSTEES



                                             Term of
                            Position(s)    Office and
                             Held with      Length of
Name, Address, and Age         Trust      Time Served+
-------------------------- ------------- --------------
Richard Q. Armstrong; 67      Trustee    Since 1998
R.Q.A. Enterprises
One Old Church Road -
Unit # 6
Greenwich, CT 06830

David J. Beaubien; 67         Trustee    Since 2001
101 Industrial Road
Turners Falls, MA 01376



                                                                           Number of
                                        Principal                        Portfolios in                     Other
                                      Occupation(s)                       Fund Complex                 Directorships
Name, Address, and Age             During Past 5 Years                Overseen by Trustee             Held by Trustee
-------------------------- ---------------------------------- ----------------------------------- -----------------------
Richard Q. Armstrong; 67   Mr. Armstrong is chairman and      Mr. Armstrong is a director or      Mr. Armstrong is also
R.Q.A. Enterprises         principal of R.Q.A. Enterprises    trustee of 22 investment            a director of AlFresh
One Old Church Road -      (management consulting firm)       companies (consisting of 43         Beverages Canada,
Unit # 6                   (since April 1991 and principal    portfolios) for which UBS           Inc. (a Canadian
Greenwich, CT 06830        occupation since March 1995).      Global AM, UBS PaineWebber          Beverage subsidiary
                           Mr. Armstrong was chairman of      or one of their affiliates serves   of AlFresh Foods
                           the board, chief executive         as investment advisor, sub-         Inc.) (since October
                           officer and co-owner of            advisor or manager.                 2000).
                           Adirondack Beverages
                           (producer and distributor of soft
                           drinks and sparkling/still
                           waters) (October 1993-March
                           1995). He was a partner of The
                           New England Consulting Group
                           (management consulting firm)
                           (December 1992-September
                           1993). He was managing
                           director of LVMH U.S.
                           Corporation (U.S. subsidiary of
                           the French luxury goods
                           conglomerate, Louis Vuitton
                           Moet Hennessey Corporation)
                           (1987-1991) and chairman of its
                           wine and spirits subsidiary,
                           Schieffelin & Somerset
                           Company (1987-1991).

David J. Beaubien; 67      Mr. Beaubien is chairman of        Mr. Beaubien is a director or       Mr. Beaubien is also a
101 Industrial Road        Yankee Environmental Systems,      trustee of 22 investment            director of IEC
Turners Falls, MA 01376    Inc., a manufacturer of            companies (consisting of 43         Electronics, Inc., a
                           meteorological measuring           portfolios) for which UBS           manufacturer of
                           systems. Prior to January 1991,    Global AM, UBS PaineWebber          electronic assemblies.
                           he was senior vice president of    or one of their affiliates serves
                           EG&G, Inc., a company which        as investment advisor, sub-
                           makes and provides a variety of    advisor or manager.
                           scientific and technically
                           oriented products and services.
                           From 1985 to January 1995,
                           Mr. Beaubien served as a
                           director or trustee on the boards
                           of the Kidder, Peabody & Co.
                           Incorporated mutual funds.

                                                 Term of
                                Position(s)    Office and
                                 Held with      Length of
Name, Address, and Age             Trust      Time Served+
------------------------------ ------------- --------------
Richard R. Burt; 55               Trustee    Since 1998
1275 Pennsylvania Ave., N.W.
Washington, D.C. 20004

Meyer Feldberg; 60                Trustee    Since 1998
Columbia University
101 Uris Hall
New York, New York 10027

George W. Gowen; 72               Trustee    Since 1998
666 Third Avenue
New York, New York 10017



                                                                                Number of
                                            Principal                         Portfolios in                      Other
                                          Occupation(s)                        Fund Complex                  Directorships
Name, Address, and Age                 During Past 5 Years                 Overseen by Trustee              Held by Trustee
------------------------------ ----------------------------------- ----------------------------------- ------------------------
Richard R. Burt; 55            Mr. Burt is chairman of             Mr. Burt is a director or trustee   Mr. Burt is also a
1275 Pennsylvania Ave., N.W.   Diligence LLC (international        of 22 investment companies          director of Hollinger
Washington, D.C. 20004         information and security firm)      (consisting of 43 portfolios) for   International Inc.
                               and IEP Advisors (international     which UBS Global AM, UBS            (publishing), IGT, Inc.
                               investments and consulting          PaineWebber or one of their         (provides technology
                               firm). He was the chief             affiliates serves as investment     to gaming and
                               negotiator in the Strategic Arms    advisor, sub-advisor or manager.    wagering industry)
                               Reduction Talks with the former                                         (since July 1999),
                               Soviet Union (1989-1991) and                                            HCL Technologies
                               the U.S. Ambassador to the                                              America Inc.
                               Federal Republic of Germany                                             (information
                               (1985-1989). From 1991-1994,                                            technology) and
                               he served as a partner of                                               chairman of Weirton
                               McKinsey & Company                                                      Steel Corp. (makes
                               (management consulting firm).                                           and finishes steel
                                                                                                       products) (since April
                                                                                                       1996). He is also a
                                                                                                       director or trustee of
                                                                                                       funds in the Deutsche
                                                                                                       Bank/Scudder/Flag
                                                                                                       Investor family of
                                                                                                       funds (80 portfolios).

Meyer Feldberg; 60             Mr. Feldberg is Dean and            Dean Feldberg is a director or      Dean Feldberg is also
Columbia University            Professor of Management of the      trustee of 35 investment            a director of Primedia
101 Uris Hall                  Graduate School of Business,        companies (consisting of 56         Inc. (publishing),
New York, New York 10027       Columbia University. Prior to       portfolios) for which UBS           Federated Department
                               1989, he was president of the       Global AM, UBS PaineWebber          Stores, Inc. (operator
                               Illinois Institute of Technology.   or one of their affiliates serves   of department stores),
                                                                   as investment advisor, sub-         Revlon, Inc.
                                                                   advisor or manager.                 (cosmetics), Select
                                                                                                       Medical Inc.
                                                                                                       (healthcare services),
                                                                                                       and SAPPI, Ltd.
                                                                                                       (producer of paper).

George W. Gowen; 72            Mr. Gowen is a partner in the       Mr. Gowen is a director or          None
666 Third Avenue               law firm of Dunnington,             trustee of 35 investment
New York, New York 10017       Bartholow & Miller. Prior to        companies (consisting of 56
                               May 1994, he was a partner in       portfolios) for which UBS
                               the law firm of Fryer, Ross &       Global AM, UBS PaineWebber
                               Gowen.                              or one of their affiliates serves
                                                                   as investment advisor, sub-
                                                                   advisor or manager.

                                                  Term of
                                 Position(s)    Office and
                                  Held with      Length of
Name, Address, and Age              Trust      Time Served+
------------------------------- ------------- --------------
William W. Hewitt, Jr.***; 74      Trustee    Since 2001
c/o UBS Global Asset
Management (US) Inc.
51 West 52nd Street
New York, New York
10019-6114

Morton L. Janklow; 72              Trustee    Since 2001
445 Park Avenue
New York, New York 10022

Frederic V. Malek; 65              Trustee    Since 1998
1455 Pennsylvania
Avenue, N.W.
Suite 350
Washington, D.C. 20004



                                                                                Number of
                                             Principal                        Portfolios in                      Other
                                           Occupation(s)                       Fund Complex                  Directorships
Name, Address, and Age                  During Past 5 Years                Overseen by Trustee              Held by Trustee
------------------------------- ---------------------------------- ----------------------------------- ------------------------
William W. Hewitt, Jr.***; 74   Mr. Hewitt is retired. From        Mr. Hewitt is a director or         Mr. Hewitt is also a
c/o UBS Global Asset            1990 to January 1995, Mr.          trustee of 22 investment            director or trustee of
Management (US) Inc.            Hewitt served as a director or     companies (consisting of 43         Guardian Life
51 West 52nd Street             trustee on the boards of the       portfolios) for which UBS           Insurance Company
New York, New York              Kidder, Peabody & Co.              Global AM, UBS PaineWebber          mutual funds.
10019-6114                      Incorporated mutual funds.         or one of their affiliates serves   (consisting of 19
                                From 1986-1988, he was an          as investment advisor, sub-         portfolios).
                                executive vice president and       advisor or manager.
                                director of mutual funds,
                                insurance and trust services of
                                Shearson Lehman Brothers Inc.
                                From 1976-1986, he was
                                president of Merrill Lynch
                                Funds Distributor, Inc.

Morton L. Janklow; 72           Mr. Janklow is senior partner of   Mr. Janklow is a director or        None
445 Park Avenue                 Janklow & Nesbit Associates,       trustee of 22 investment
New York, New York 10022        an international literary agency   companies (consisting of 43
                                representing leading authors in    portfolios) for which UBS
                                their relationships with           Global AM, UBS PaineWebber
                                publishers and motion picture,     or one of their affiliates serves
                                television and multi-media         as investment advisor, sub-
                                companies, and of counsel to       advisor or manager.
                                the law firm of Janklow &
                                Ashley.

Frederic V. Malek; 65           Mr. Malek is chairman of           Mr. Malek is a director or          Mr. Malek is also a
1455 Pennsylvania               Thayer Capital Partners            trustee of 22 investment            director of Aegis
Avenue, N.W.                    (merchant bank) and chairman       companies (consisting of 43         Communications, Inc.
Suite 350                       of Thayer Hotel Investors III,     portfolios) for which UBS           (tele-services),
Washington, D.C. 20004          Thayer Hotel Investors II and      Global AM, UBS PaineWebber          American
                                Lodging Opportunities Fund         or one of their affiliates serves   Management Systems,
                                (hotel investment partnerships).   as investment advisor, sub-         Inc. (management
                                From January 1992 to               advisor or manager.                 consulting and
                                November 1992, he was                                                  computer related
                                campaign manager of Bush-                                              services), Automatic
                                Quayle '92. From 1990 to 1992,                                         Data Processing, Inc.
                                he was vice chairman and, from                                         (computing services),
                                1989 to 1990, he was president                                         CB Richard Ellis, Inc.
                                of Northwest Airlines Inc. and                                         (real estate services),
                                NWA Inc. (holding company of                                           FPL Group, Inc.
                                Northwest Airlines Inc.). Prior                                        (electric services),
                                to 1989, he was employed by                                            Manor Care, Inc.
                                the Marriott Corporation                                               (health care), and
                                (hotels, restaurants, airline                                          Northwest Airlines
                                catering and contract feeding),                                        Inc.
                                where he most recently was an
                                executive vice president and
                                president of Marriott Hotels and
                                Resorts.

                                                Term of
                               Position(s)    Office and
                                Held with      Length of
Name, Address, and Age            Trust      Time Served+
----------------------------- ------------- --------------
Carl W. Schafer; 66              Trustee    Since 1998
66 Witherspoon Street #1100
Princeton, NJ 08542

William D. White; 68             Trustee    Since 2001
P.O. Box 199
Upper Black Eddy, PA
18972



                                                                               Number of
                                           Principal                         Portfolios in                      Other
                                         Occupation(s)                        Fund Complex                  Directorships
Name, Address, and Age                During Past 5 Years                 Overseen by Trustee              Held by Trustee
----------------------------- ----------------------------------- ----------------------------------- ------------------------
Carl W. Schafer; 66           Mr. Schafer is president of the     Mr. Schafer is a director or        Mr. Schafer is also a
66 Witherspoon Street #1100   Atlantic Foundation (charitable     trustee of 22 investment            director of Labor
Princeton, NJ 08542           foundation). Prior to January       companies (consisting of 43         Ready, Inc.
                              1993, he was chairman of the        portfolios) for which UBS           (temporary
                              Investment Advisory Committee       Global AM, UBS PaineWebber          employment),
                              of the Howard Hughes Medical        or one of their affiliates serves   Roadway Corp.
                              Institute.                          as investment advisor, sub-         (trucking), Guardian
                                                                  advisor or manager.                 Life Insurance
                                                                                                      Company mutual
                                                                                                      funds (consisting of
                                                                                                      19 portfolios), the
                                                                                                      Harding, Loevner
                                                                                                      Funds (consisting of
                                                                                                      four portfolios), E.I.I.
                                                                                                      Realty Securities Trust
                                                                                                      (investment company)
                                                                                                      and Frontier Oil
                                                                                                      Corporation.

William D. White; 68          Mr. White is retired. From          Mr. White is a director or          None
P.O. Box 199                  February 1989 through March         trustee of 22 investment
Upper Black Eddy, PA          1994, he was president of the       companies (consisting of 43
18972                         National League of Professional     portfolios) for which UBS
                              Baseball Clubs. Prior to 1989, he   Global AM, UBS PaineWebber
                              was a television sportscaster for   or one of their affiliates serves
                              WPIX-TV, New York. Mr. White        as investment advisor, sub-
                              served on the Board of Directors    advisor or manager.
                              of Centel from 1989 to 1993 and
                              until recently on the board of
                              directors of Jefferson Banks
                              Incorporated, Philadelphia, PA.

----------
* This person's business address is 1285 Avenue of the Americas, 33rd Floor, New York, New York 10019-6028.
** This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
*** Address for mailing purposes only.
+   Each trustee holds office for an indefinite term.
++ Mrs. Alexander and Mr. Bewkes are "interested persons" of the funds as defined in the Investment Company Act by virtue of their positions with UBS Global AM and/or UBS PaineWebber.

OFFICERS

                                                            Term of Office       Principal Occupation(s) During Past 5 Years;
                                                             and Length of         Number of Portfolios in Fund Complex for
Name, Address, and Age    Position(s) Held with the Trust    Time Served+               Which Person Serves as Officer
------------------------ --------------------------------- ---------------- ------------------------------------------------------
Debbie Baggett*; 43                Vice President          Since 1999       Ms. Baggett is a director and portfolio manager of
                                                                            UBS Global AM. Ms. Baggett is a vice president
                                                                            of four investment companies (consisting of nine
                                                                            portfolios) for which UBS Global AM, UBS
                                                                            PaineWebber or one of their affiliates serves as
                                                                            investment advisor, sub-advisor or manager.

Thomas Disbrow*; 36              Vice President and        Since 2000       Mr. Disbrow is a director and a senior manager of
                                Assistant Treasurer                         the mutual fund finance department of UBS Global
                                                                            AM. Prior to November 1999, he was a vice
                                                                            president of Zweig/Glaser Advisers. Mr. Disbrow is
                                                                            a vice president and assistant treasurer of 22
                                                                            investment companies (consisting of 43 portfolios)
                                                                            for which UBS Global AM, UBS PaineWebber or
                                                                            one of their affiliates serves as investment advisor,
                                                                            sub-advisor or manager.

Amy R. Doberman*; 40             Vice President and        Since 2000       Ms. Doberman is a managing director and general
                                     Secretary                              counsel of UBS Global AM. From December 1997
                                                                            through July 2000, she was general counsel of
                                                                            Aeltus Investment Management, Inc. Prior to
                                                                            working at Aeltus, Ms. Doberman was assistant
                                                                            chief counsel of the SEC's Division of Investment
                                                                            Management. Ms. Doberman is vice president and
                                                                            secretary of UBS Supplementary Trust and a vice
                                                                            president and secretary of 24 investment companies
                                                                            (consisting of 82 portfolios) for which UBS Global
                                                                            AM, UBS Global Asset Management (Americas)
                                                                            Inc. ("UBS Global AM (Americas)"), UBS
                                                                            PaineWebber or one of their affiliates serves as
                                                                            investment advisor, sub-advisor or manager.

Kris L. Dorr*; 38                  Vice President          Since 1998       Ms. Dorr is a director and portfolio manager in the
                                                                            short-term strategies group of UBS Global AM. Ms.
                                                                            Dorr is vice president of one investment company
                                                                            (consisting of five portfolios) for which UBS Global
                                                                            AM, UBS PaineWebber or one of their affiliates
                                                                            serves as investment advisor, sub-advisor or
                                                                            manager.

Stephen P. Fisher*; 43             Vice President          Since 2002       Mr. Fisher is a managing director of UBS Global
                                                                            AM. From October 2000 to February 2001, he was
                                                                            president of Morningstar Investment Services. From
                                                                            May 1999 to October 2000, Mr. Fisher was senior
                                                                            vice president of UBS Global AM. From January
                                                                            1997 to May 1999, Mr. Fisher was a senior vice
                                                                            president of Prudential Investments. Mr. Fisher is a
                                                                            vice president of 22 investment companies
                                                                            (consisting of 43 portfolios) for which UBS Global
                                                                            AM, UBS PaineWebber or one of their affiliates
                                                                            serves as investment advisor, sub-advisor or
                                                                            manager.

                                                                Term of Office       Principal Occupation(s) During Past 5 Years;
                                                                and Length of          Number of Portfolios in Fund Complex for
Name, Address, and Age        Position(s) Held with the Trust    Time Served+               Which Person Serves as Officer
---------------------------- --------------------------------- ---------------  ----------------------------------------------------
Elbridge T. Gerry III*; 45             Vice President          Since 1999       Mr. Gerry is a managing director and chief
                                                                                investment officer -- fixed income of UBS Global
                                                                                AM. Mr. Gerry is a vice president of six investment
                                                                                companies (consisting of 11 portfolios) for which
                                                                                UBS Global AM, UBS PaineWebber or one of their
                                                                                affiliates serves as investment advisor, sub-advisor
                                                                                or manager.

David M. Goldenberg*; 36             Vice President and        Since 2002       Mr. Goldenberg is an executive director and deputy
                                    Assistant Secretary                         general counsel of UBS Global AM. From 2000-
                                                                                2002 he was director, legal affairs at Lazard Asset
                                                                                Management. Mr. Goldenberg was global director of
                                                                                compliance for SSB Citi Asset Management Group
                                                                                from 1998-2000. He was associate general counsel
                                                                                at Smith Barney Asset Management from 1996-
                                                                                1998. Prior to working at Smith Barney Asset
                                                                                Management, Mr. Goldenberg was branch chief and
                                                                                senior counsel in the SEC's Division of Investment
                                                                                Management. Mr. Goldenberg is vice president and
                                                                                secretary of UBS Supplementary Trust and a vice
                                                                                president and assistant secretary of 24 investment
                                                                                companies (consisting of 82 portfolios) for which
                                                                                UBS Global AM, UBS Global AM (Americas),
                                                                                UBS PaineWebber or one of their affiliates serves
                                                                                as investment advisor, sub-advisor or manager.

Kevin J. Mahoney*; 36                Vice President and        Since 1999       Mr. Mahoney is a director and a senior manager of
                                    Assistant Treasurer                         the mutual fund finance department of UBS Global
                                                                                AM. Prior to April 1999, he was the manager of the
                                                                                mutual fund internal control group of Salomon
                                                                                Smith Barney. Mr. Mahoney is a vice president and
                                                                                assistant treasurer of 22 investment companies
                                                                                (consisting of 43 portfolios) for which UBS Global
                                                                                AM, UBS PaineWebber or one of their affiliates
                                                                                serves as investment advisor, sub-advisor or
                                                                                manager.

Michael H. Markowitz**; 37             Vice President          Since 1998       Mr. Markowitz is an executive director, portfolio
                                                                                manager and head of U.S. short duration fixed
                                                                                income of UBS Global AM. He is also an executive
                                                                                director and portfolio manager of UBS Global AM
                                                                                (Americas), an affiliate of UBS Global AM. Mr.
                                                                                Markowitz is a vice president of six investment
                                                                                companies (consisting of 26 portfolios) for which
                                                                                UBS Global AM, UBS PaineWebber or one of their
                                                                                affiliates serves as investment advisor, sub-advisor
                                                                                or manager.

Susan P. Ryan*; 42                     Vice President          Since 1999       Ms. Ryan is an executive director and a portfolio
                                                                                manager of UBS Global AM. Ms. Ryan is a vice
                                                                                president of five investment companies (consisting
                                                                                of 13 portfolios) for which UBS Global AM, UBS
                                                                                PaineWebber or one of their affiliates serves as
                                                                                investment advisor, sub-advisor or manager.

                                                            Term of Office      Principal Occupation(s) During Past 5 Years;
                                                            and Length of         Number of Portfolios in Fund Complex for
Name, Address, and Age    Position(s) Held with the Trust    Time Served+              Which Person Serves as Officer
------------------------ --------------------------------- --------------- -----------------------------------------------------
Robert Sabatino**; 28              Vice President          Since 2001      Mr. Sabatino is a director and a portfolio manager
                                                                           of UBS Global AM in the short duration fixed
                                                                           income group (since October 2001). From 1995 to
                                                                           2001 he was a portfolio manager at Merrill Lynch
                                                                           Investment Managers responsible for the
                                                                           management of several retail and institutional
                                                                           money market funds. Mr. Sabatino is a vice
                                                                           president of one investment company (consisting of
                                                                           five portfolios) for which UBS Global AM, UBS
                                                                           PaineWebber or one of their affiliates serves as
                                                                           investment advisor, sub-advisor or manager.

Paul H. Schubert*; 39            Vice President and        Since 1998      Mr. Schubert is an executive director and head of
                                     Treasurer                             the mutual fund finance department of UBS Global
                                                                           AM. Mr. Schubert is treasurer and principal
                                                                           accounting officer of UBS Supplementary Trust and
                                                                           of two investment companies (consisting of 39
                                                                           portfolios) and a vice president and treasurer of 22
                                                                           investment companies (consisting of 43 portfolios)
                                                                           for which UBS Global AM, UBS Global AM
                                                                           (Americas), UBS PaineWebber or one of their
                                                                           affiliates serves as investment advisor, sub-advisor
                                                                           or manager.

Brian M. Storms*; 47                 President             Since 2000      Mr. Storms is chief executive officer (since July
                                                                           2002), director and president of UBS Global AM
                                                                           (since March 1999). He is also chief executive
                                                                           officer (since July 2002), a member of the board
                                                                           of directors and president of UBS Global AM
                                                                           (Americas) and UBS Global Asset Management
                                                                           (New York) Inc. (since October 2001). Mr. Storms
                                                                           was chief executive officer of UBS Global AM
                                                                           from October 2000 to September 2001 and chief
                                                                           operating officer (2001-2002). He was chief
                                                                           operating officer of UBS Global AM (Americas)
                                                                           and UBS Global AM (New York) from September
                                                                           2001 to July 2002. He was a director or trustee of
                                                                           several investment companies in the UBS Family of
                                                                           Funds (1999-2001). He was president of Prudential
                                                                           Investments (1996-1999). Prior to joining Prudential
                                                                           Investments he was a managing director at Fidelity
                                                                           Investments. Mr. Storms is president and trustee of
                                                                           UBS Supplementary Trust and of two investment
                                                                           companies (consisting of 39 portfolios) and
                                                                           president of 22 investment companies (consisting of
                                                                           43 portfolios) for which UBS Global AM, UBS
                                                                           Global AM (Americas), UBS PaineWebber or one
                                                                           of their affiliates serves as investment advisor,
                                                                           sub-advisor or manager.

                                                            Term of Office      Principal Occupation(s) During Past 5 Years;
                                                            and Length of         Number of Portfolios in Fund Complex for
Name, Address, and Age    Position(s) Held with the Trust    Time Served+              Which Person Serves as Officer
------------------------ --------------------------------- --------------- ------------------------------------------------------
Keith A. Weller*; 41             Vice President and        Since 1998      Mr. Weller is a director and senior associate general
                                Assistant Secretary                        counsel of UBS Global AM. Mr. Weller is a vice
                                                                           president and assistant secretary of 22 investment
                                                                           companies (consisting of 43 portfolios) for which
                                                                           UBS Global AM, UBS PaineWebber or one of their
                                                                           affiliates serves as investment advisor, sub-advisor
                                                                           or manager.

----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is One North Wacker Drive, Chicago, Illinois
   60606.
+ Officers are appointed by the trustees and serve at the pleasure of the board.


              INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES

                                                                     Aggregate Dollar Range of Equity Securities in All
                                                                        Registered Investment Companies Overseen by
                                                                            Trustee For Which UBS Global AM, UBS
                                          Dollar Range of Equity      PaineWebber or an Affiliate Serves as Investment
               Trustee                   Securities in the Fund+              Advisor, Sub-Advisor or Manager+
-------------------------------------   -------------------------   ---------------------------------------------------
     Interested Trustees
     Margo N. Alexander .............             None                                 Over $100,000
     E. Garrett Bewkes, Jr. .........             None                                 Over $100,000

    Independent Trustees
     Richard Q. Armstrong ...........        Over $100,000                             Over $100,000
     David J. Beaubien ..............             None                                 Over $100,000
     Richard R. Burt ................             None                                $10,001-$50,000
     Meyer Feldberg .................             None                                 Over $100,000
     George W. Gowen ................             None                                 Over $100,000
     William W. Hewitt, Jr. .........             None                                 Over $100,000
     Morton L. Janklow ..............             None                                     None
     Frederic V. Malek ..............             None                               $50,001-$100,000
     Carl W. Schafer ................             None                               $50,001-$100,000
     William D. White ...............             None                                   $1-$10,000

----------
+ Information regarding ownership is as of December 31, 2001.

                                  COMMITTEES

     The Trust has an Audit and Contract Review Committee and a Nominating Committee. The members of the Audit and Contract Review Committee are the Independent Trustees (as defined herein). Richard Q. Armstrong is chairperson and William Hewitt, Jr. is vice chairperson of the Audit and Contract Review Committee. The following Independent Trustees are members of the Nominating
Committee: George W. Gowen (chairperson), Morton L. Janklow, Carl W. Schafer and William D. White.

     The Audit and Contract Review Committee is responsible for, among other things: recommending the selection, retention or termination of the auditors; evaluating the independence of the auditors, including with respect to the provision of any consulting services; reviewing with the independent auditors the scope and results of the annual audit; reviewing the fees charged by the auditors for professional services, including the types of non-audit services performed, if any, and whether the non-audit services performed and related fees were consistent with the auditors' independence; reporting to the full board on a regular basis; discussing with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and making recommendations as it deems necessary or appropriate. The Audit and Contract Review Committee also reviews the performance by certain service providers of their contracts and arrangements with the funds and recommends to the board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the proposed fees. During the funds' fiscal year ended April 30, 2002, the Audit and Contract Review Committee held one meeting.

     The Nominating Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees of the Trust; and reviewing the composition of the board and the compensation arrangements for each of the trustees. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. George W. Gowen, care of the Secretary of the Trust at 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae. During the funds' fiscal year ended April 30, 2002, the Nominating Committee did not meet.


          INFORMATION ABOUT TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY
            UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY
                  OR UNDER COMMON CONTROL WITH UBS GLOBAL AM

     As of December 31, 2001, the Independent Trustees did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.


                                 COMPENSATION

     Each board member who is not an "interested person" receives, in the aggregate from UBS and UBS PACE SelectSM mutual funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson and vice chairperson of the Audit and Contract Review Committee receives annually $12,500 and $7,500, respectively. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of UBS Global AM or one of its affiliates currently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

     The table below includes certain information relating to the compensation of the current board members and the compensation of those board members from all funds for which UBS Global AM or UBS PaineWebber served as an investment advisor, sub-advisor or manager during the periods indicated.

                              COMPENSATION TABLE+

                                              Aggregate Compensation         Total Compensation from
Name of Person, Position                          from the Trust*        the Trust and the Fund Complex**
------------------------------------------   ------------------------   ---------------------------------
   Richard Q. Armstrong, Trustee .........            $11,254                        $ 94,395
   David J. Beaubien, Trustee*** .........              7,171                          71,238
   Richard R. Burt, Trustee ..............             11,254                          86,295
   Meyer Feldberg, Trustee ...............             12,147                         181,252
   George W. Gowen, Trustee ..............             12,588                         178,103
   William W. Hewitt, Trustee*** .........              7,706                          85,616
   Morton L. Janklow, Trustee*** .........              7,171                          64,988
   Frederic V. Malek, Trustee ............             11,254                          94,395
   Carl W. Schafer, Trustee ..............             11,254                          94,125
   William D. White, Trustee*** ..........              7,171                          71,238

------------
+ Only independent board members are compensated by the funds for which UBS Global AM or UBS PaineWebber serve as investment advisor, sub-advisor or manager; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from these funds.
* Represents total fees paid by the Trust to each board member indicated for the fiscal year ended April 30, 2002.
** Represents fees paid during the calendar year ended December 31, 2001 to each board member by: (a) 29 investment companies in the case of Messrs. Armstrong, Burt, Malek and Schafer; (b) 22 investment companies in the case of Messrs. Beaubien, Hewitt, Janklow and White; and (c) 41 investment companies in the case of Messrs. Feldberg and Gowen for which UBS Global AM, UBS PaineWebber or one of their affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.
*** This person did not commence serving on the Trust's board until September 2001.


           PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     As of July 31, 2002, trustees and officers owned in the aggregate less than 1% of the outstanding shares of either fund.

     As of July 31, 2002, no shareholders were shown in the funds' records as owning 5% or more of a fund's shares.


                    INVESTMENT ADVISORY, ADMINISTRATION AND
                      PRINCIPAL UNDERWRITING ARRANGEMENTS

     Investment Advisory and Administration Arrangements. UBS Global AM acts as the investment advisor and administrator for each fund pursuant to separate contracts with the Trust (respectively, "Cash Reserves Contract" and "Liquid Assets Contract"; collectively, "Advisory and Administration Contracts"). During the periods indicated, the funds paid (or accrued) the following investment advisory and administration fees:



                                                                                      Fiscal Period
                                    Fiscal Year Ended       Fiscal Year Ended       February 14, 2000
                                      April 30, 2002          April 30, 2001        to April 30, 2000
                                  ---------------------   ---------------------   --------------------
   Cash Reserves Fund .........           $1,165,196              $1,085,710              $191,184
                                  (of which $500,679      (of which $241,250      (of which $38,205
                                         was waived)             was waived)            was waived)
   Liquid Assets Fund .........             $116,363                $119,500                $21,138
                                   (all of which was       (all of which was      (all of which was
                                             waived)                 waived)                waived)

     Under the terms of the Cash Reserves Contract, Cash Reserves Fund pays UBS Global AM an annual fee, computed daily and paid monthly, at the rate of 0.33% of the fund's average daily net assets. Cash Reserves Fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM. Expenses borne by the fund include the following (or the fund's proportionate share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by UBS Global AM; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of fund shares under federal and state securities laws and maintaining such registrations and qualifications; (5) fees and salaries payable to the trustees and officers who are not interested persons of the fund or UBS Global AM; (6) all expenses incurred in connection with the trustees' services, including travel expenses;
(7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those trustees who are not interested persons of the Trust; (11) charges of custodians, transfer agents and other agents;
(12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and statements of additional information and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders; (14) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports, statements and proxy materials to existing shareholders; (15) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, trustees, agents and shareholders) incurred by a fund; (16) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (17) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (18) the cost of investment company literature and other publications provided to the trustees and officers; (19) costs of mailing, stationery and communications equipment; (20) expenses incident to any dividend, withdrawal or redemption options; (21) charges and expenses of any outside pricing service used to value portfolio securities; and (22) interest on borrowings.

     Under the terms of the Liquid Assets Contract, UBS Global AM manages the investment operations of Liquid Assets Fund and also administers the fund's business affairs. In return, Liquid Assets Fund pays UBS Global AM a fee, computed daily and paid monthly. Where the services are provided directly by UBS Global AM or an affiliate, the fees are limited to reimbursement of UBS Global AM's direct advisory/administrative costs and expenses and will exclude any profit or overhead charges. Where UBS Global AM arranges for an unaffiliated person to provide services, the fund reimburses UBS Global AM for the cost of the services provided by the unaffiliated person, but no additional profit or overhead charge is included or the fund pays the service provider directly. (These fees and expenses of the fund are referred to as "Direct Expenses.") UBS Global AM has advised the fund that it expects its Direct Expenses to approximate an annual rate of 0.03% of the average daily net assets of the fund. UBS Global AM periodically will review fund expenses in an effort to confirm that only Direct Expenses are paid to UBS Global AM or a service provider by the fund.

     The Direct Expenses borne by Liquid Assets Fund include the following (or the fund's proportionate share of the following): (1) expenses of paying the salaries and expenses of the Trust's officers and other personnel engaged in administering the Trust's business; (2) expenses of monitoring financial and shareholder accounting services provided by the Trust's custodian and transfer agent, respectively; (3) expenses of responding to shareholder inquiries and disseminating information to shareholders; (4) expenses of monitoring compliance with the Trust's registration statements and other operating documents, with federal and state securities laws and rules thereunder and with the Internal Revenue Code; (5) expenses of preparing semi-annual and annual reports to shareholders; (6) expenses of preparing filings required by the SEC;
(7) expenses of assisting in the preparation of federal, state and local tax returns; (8) expenses of assisting with the payment of notice filing fees under state securities laws; (9) expenses of organizing annual and special meetings of shareholders; (10) the cost (including brokerage commissions) of securities purchased or sold by the fund and any losses incurred in connection therewith;
(11) expenses incurred on behalf of the fund by UBS Global AM under the Liquid Assets Contract; (12) expenses of organizing the Trust and the fund; (13) filing fees and expenses relating to the registration and qualification of the fund's shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications; (14) fees and salaries payable to the Trust's trustees and officers who are not interested persons of the Trust or UBS Global AM; (15) all expenses incurred in connection with the trustees services, including travel expenses; (16) taxes (including any income or franchise taxes) and governmental fees; (17) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (18) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the fund for violation of any law;
(19) legal, accounting and auditing expenses, including legal fees of special counsel for those trustees of the Trust who are not interested persons of the Trust; (20) charges of custodians, transfer agents and other agents (including any lending agent);

(21) costs of preparing any share certificates; (22) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (23) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports, statements and proxy materials to existing shareholders; (24) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, trustees, agents and shareholders) incurred by the Trust or the fund;
(25) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (26) the cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (27) the cost of investment company literature and other publications provided by the Trust to its trustees and officers; (28) costs of mailing, stationery and communications equipment; (29) expenses incident to any dividend, withdrawal or redemption options; (30) charges and expenses of any outside pricing service used to value portfolio securities; and (31) interest on borrowings of the fund; and (32) any other costs and expenses incurred in managing the portfolio of the fund.

     General expenses of the Trust not readily identifiable as belonging to a fund or to the Trust's other series are allocated among series by or under the direction of the board of trustees in such manner as the board deems fair and equitable. Services provided by UBS Global AM under each Advisory and Administration Contract, as discussed above, include the provision of a continuous investment program for the funds and supervision of all matters relating to the administration and operation of the funds.

     Under each Advisory and Administration Contract, UBS Global AM will not be liable for any error of judgment of mistake of law or for any loss suffered by the relevant fund in connection with the performance of the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory and Administration Contract terminates automatically upon assignment, and each is terminable at any time without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities on 60 days' written notice to UBS Global AM, or by UBS Global AM on 60 days' written notice to the fund.

     At the Trust's board meeting on July 24, 2002, the board members considered and approved the continuance of each fund's Advisory and Administration Contract with UBS Global AM. Prior to that meeting, the board's Audit and Contract Review Committee (comprised of the Independent Trustees) also had met to review and discuss the investment advisory and administration services provided to each fund over the course of the year by UBS Global AM. In considering the continuance of each Advisory and Administration Contract, the Audit and Contract Review Committee analyzed the nature, quality and scope of such services, the revenues received and expenses incurred (actual and projected) by UBS Global AM in performing the services required under each Advisory and Administration Contract, and the cost allocation methods used in calculating such expenses. The Audit and Contract Review Committee also reviewed UBS Global AM's profitability in managing each fund; the current fees paid by each fund in light of fees paid to other advisors by comparable funds; fees paid to UBS Global AM by other funds it advises; and the ability of UBS Global AM to continue to perform the services contemplated under each Advisory and Administration Contract.

     The Audit and Contract Review Committee also evaluated the performance of each fund in comparison to funds with similar objectives and policies, the relevant investment advisory personnel, compliance with its investment restrictions, tax and reporting requirements and procedures of UBS Global AM with respect to possible conflicts of interest, including UBS Global AM's code of ethics; UBS Global AM's trade allocation procedures for its various investment advisory clients and UBS Global AM's best execution procedures. Based on all of the above, as well as other factors and considerations, the Audit and Contract Review Committee recommended to the full board that the board approve the continuance of each Advisory and Administration Contract.

     The full board reviewed the factors considered by the Audit and Contract Review Committee and also gave substantial consideration to the fees payable under the contracts. In this regard, the board evaluated UBS Global AM's profitability with respect to each fund, including consideration of both the actual dollar amount of fees paid by each fund directly to UBS Global AM and so-called "fallout benefits" to UBS Global AM or its affiliates, such as, for example, benefits derived from serving as investment advisor to each fund and the research services available to UBS Global AM by reason of portfolio transactions executed for the fund. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS Global AM, the board concluded the fees to be paid to UBS Global AM under each Advisory and Administration Contract were fair and reasonable, and the scope and quality of UBS Global AM's services to each fund was consistent with that fund's operational requirements and sufficient to approve the continuance of each fund's Advisory and Administration Contract between that fund and UBS Global AM.

     Principal Underwriting Arrangements. UBS Global AM acts as the principal underwriter of each fund's shares pursuant to a principal underwriting contract with the Trust ("Principal Underwritting Contract"), which requires UBS Global AM to use its best efforts, consistent with its other business, to sell shares of the funds. Shares of the funds are offered continuously. UBS Global AM enters into dealer agreements with other broker-dealers (affiliated and unaffiliated) and with other financial institutions to authorize them to sell fund shares. As of the date of this SAI, UBS Global AM has entered into a Dealer Agreement with UBS PaineWebber. UBS Global AM is located at 51 West 52nd Street, New York, New York 10019-6114.

     Securities Lending. During the fiscal years ended April 30, 2002 and 2001, and the fiscal period from February 14, 2000 (commencement of operations) to April 30, 2000, the funds paid no fees to UBS PaineWebber or its affiliates for their services as securities lending agents because the funds did not engage in any securities lending activities.


                            PORTFOLIO TRANSACTIONS

     The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

     For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may consider the sale of shares of the funds and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for the funds, subject to UBS Global AM's duty to seek best execution. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

     Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the funds.

     During the fiscal years ended April 30, 2002 and 2001, and the fiscal period February 14, 2000 (commencement of operations) to April 30, 2000, the funds paid no brokerage commissions. Therefore, the funds have not allocated any brokerage transactions for research, analysis, advice and similar services.


     Investment decisions for a fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

     As of April 30, 2002, each fund owned securities issued by the following company that is a regular broker-dealer:

Cash Reserves Fund

Issuer                                     Type of Security        Value
---------------------------------------   ------------------   -------------
   Salomon Smith Barney Holdings Inc.     Commercial Paper      $4,996,313

Liquid Assets Fund



Issuer                                     Type of Security        Value
---------------------------------------   ------------------   -------------
   Salomon Smith Barney Holdings Inc.     Commercial Paper      $4,999,749

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION;
                            FINANCIAL INSTITUTIONS

     Additional Purchase Information. Shares of the funds are primarily offered to the eligible benefit plans that participate in the programs described in the funds' Prospectuses. A listing of the types of eligible benefit plans that may buy fund shares is included in the Prospectuses. A UBS PaineWebber or UBS Global AM client who applies to participate in a program described in the applicable fund's Prospectus will be eligible to purchase shares of that fund upon acceptance of the application by UBS PaineWebber. Eligibility of participants is within the discretion of UBS PaineWebber. In the event a client of UBS PaineWebber leaves a program, the client may not continue to hold shares of the fund. The funds may be made available to other programs in the future.

     Each fund may, subject to approval by the board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. A fund may accept or reject any such securities in its discretion.

     Additional Redemption Information. Each fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time; although the funds attempt to maintain a constant net asset value of $1.00 per share.

     Under normal circumstances, the funds will redeem shares when so requested by a shareholder's broker-dealer, the shareholder's investment professional or his or her financial institution. Such a redemption order will be executed at the net asset value next determined after the order is received by UBS Global AM. Redemptions of each fund's shares effected through a broker-dealer or other financial institution may be subject to a service charge by that broker-dealer or other financial institution.

     Financial Institutions. The funds may authorize financial institutions or their agents to accept on their behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The funds will be deemed to have received these purchase and redemption orders when such an institution or its agent accepts them. Like all customer orders, these orders will be priced based on each fund's net asset value next computed after receipt of the order by the financial institutions or their agents.


                              VALUATION OF SHARES

     Each fund uses its best efforts to maintain its net asset value at $1.00 per share. Each fund's net asset value per share is typically determined by its custodian, State Street Bank and Trust Company, twice each business day, at noon, Eastern time, and at 4:00 p.m., Eastern time. Generally, the net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.


     Each fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the Investment Company Act. To use amortized cost to value its portfolio securities, the funds must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this

SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, a fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

     The board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for each fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments that are of high quality under the Rule and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

     In determining the approximate market value of portfolio investments, the funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.


                            PERFORMANCE INFORMATION

     The funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return will fluctuate.

     Total Return Calculations. Average annual total return quotes ("Standardized Return") used in each fund's Performance Advertisements are calculated according to the following formula:


        P(1 + T)(n) = ERV
    where:        P = a hypothetical initial payment of $1,000 to purchase shares
                  T = average annual total return of shares
                  n = number of years
                ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends are assumed to have been reinvested at net asset value.

     Each fund may also advertise other performance data, which may consist of the annual or cumulative return (including net short-term capital gain, if any) earned on a hypothetical investment in the fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

     The following tables show performance information for each fund for the period indicated. Any returns for periods of more than one year are expressed as an average annual return.

   Cash Reserves Fund
    Year Ended April 30, 2002:
      Standardized Return ..........................   2.66%
    Inception (February 14, 2000) to April 30, 2002:
      Standardized Return ..........................   4.46%
   Liquid Assets Fund
    Year ended April 30, 2002:
      Standardized Return ..........................   2.98%
    Inception (February 14, 2000) to April 30, 2002:
      Standardized Return ..........................   4.78%

     Calculation of Yield. Each fund computes its 7-day current yield and its 7-day effective yield quotations using standardized methods required by the SEC. The funds from time to time advertise (1) their current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) their effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting 1 from the result, according to the following formula:

            EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365/7)] - 1

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each fund fluctuates, it is not the same as yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield. The funds may also advertise non-standardized yields calculated in a manner similar to that described above, but for different time periods (e.g., one-day yield, 30-day yield).

     For the seven-day period ended April 30, 2002, the yield and effective yield of the funds were as follows:

                                      Yield      Effective Yield
                                   ----------   ----------------
   Cash Reserves Fund ..........       1.50%           1.51%
   Liquid Assets Fund ..........       1.90%           1.91%

     Other Information. The funds' performance data quoted in Performance Advertisements represent past performance and are not intended to predict or indicate future results. The return on an investment in each fund will fluctuate. In Performance Advertisements, a fund may compare its yield with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), iMoneyNet, Inc. ("iMoneyNet"), Wiesenberger Investment Companies Service ("Wiesenberger") or Investment Company Data Inc. ("ICD"), or with the performance of recognized stock and other indices and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, iMoneyNet, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the funds and comparative mutual fund data and ratings reported in independent periodicals. Comparisons in Performance Advertisements may be in graphic form. The funds may also compare their performance with the performance of bank certificates of deposit ("CDs") as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes(R) Money Markets.

                                     TAXES

     Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. To so qualify, each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gains, if any, determined without regard to any deduction for dividends paid) and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income that it distributes to shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and
(2) the shareholders would treat all those distributions as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

                               OTHER INFORMATION

     Delaware Business Trust. Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of the funds could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds). The Trust Instrument provides for indemnification from a fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which UBS Global AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of each fund.

     Voting Rights. Shareholders of the funds are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all its board members. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series is required by law.

     The Trust does not hold annual meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by the shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of record of at least 10% of the outstanding shares of the Trust.

     Prior Names. Prior to April 8, 2002, the Trust was known as Brinson Money Series, and the funds' names were Brinson Cash Reserves Fund and Brinson Liquid Assets Fund. Prior to May 9, 2001, the Trust was known as Mitchell Hutchins LIR Money Series and the funds' names were LIR Cash Reserves Fund and LIR Liquid Assets Fund. Prior to July 28, 1999, the Trust was known as Mitchell Hutchins Institutional Series.

     Custodian and Recordkeeping Agent; Transfer and Dividend Agent. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the funds. PFPC Inc., a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as the funds' transfer and dividend disbursing agent.

     Counsel. The law firm of Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006-2401 serves as counsel to the funds. Dechert also has acted as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Trustees.

     Auditors. Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as independent auditors for the funds.


                             FINANCIAL STATEMENTS

     Each fund's Annual Report to Shareholders for its fiscal year ended April 30, 2002 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of Ernst & Young LLP appearing therein are incorporated herein by this reference.

You should rely only on the information contained or referred to in a fund's Prospectus and this Statement of Additional Information. The funds and their principal underwriter have not authorized anyone to provide you with information that is different. The Prospectuses and this Statement of Additional Information are not an offer to sell shares of the funds in any jurisdiction where the funds or their principal underwriter may not lawfully sell those shares.








                           ------------------------































(C) 2002 UBS Global Asset Management (US) Inc. All rights reserved.



UBS Cash Reserves Fund
UBS Liquid Assets Fund






--------------------------------------------------------------------------------
                                             Statement of Additional Information


                                                                 August 30, 2002
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